UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 19, 2014

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

From September 26 through December 19, 2014, CannaSys, Inc. sold 628,867 unregistered shares of its common stock to 14 accredited investors for $387,400 in a private placement of its securities.  The shares were sold in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering.  All of the investors were “accredited” as defined in Rule 501(a) of Regulation D.  Each investor confirmed the foregoing and acknowledged, in writing, that the securities must be acquired and held for investment.  All certificates evidencing the shares sold bear or will bear a restrictive legend.  No underwriter participated in the offer and sale of these securities and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: December 22, 2014	By:	/s/ Daniel J. Rogers
Daniel J. Rogers, Chief Financial Officer
Secretary/Treasurer